DEBT	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
DEBT
DEBT

5.    DEBT

The Company’s debt is as follows:

	September 30, 2021	December 31, 2020
Short-term debt:
Insurance premium financing	$2,883	$1,225
Current portion of term loan	10,000	2,251
Current portion of other	21	20
	$12,904	$3,496
Long-term debt:
Revolver	25,500	—
Term loan	190,000	222,187
Other	113	128
	$215,613	$222,315
Unamortized debt discount and debt issuance costs	(2,667)	(13,005)
Total long-term debt, net	$212,946	$209,310

The following summarizes the aggregate principal payments of our long-term debt, excluding debt discount and debt issuance costs, for the remaining three months of 2021, the next four years and thereafter:

Remainder of 2021	$2,505
2022	10,021
2023	10,022
2024	10,022
2025	10,023
Thereafter	183,041
Total principal payments	$225,634

New Credit Facility

On August 20, 2021 (the “Closing Date”), the Company refinanced its existing credit facilities and entered into a new credit agreement whereby Safariland, LLC, as borrower (the “Borrower”), the Company and certain domestic subsidiaries of the Borrower, as guarantors (the “Guarantors”), closed on and received funding under a credit agreement (initially entered into on July 23, 2021), pursuant to a First Amendment to Credit Agreement (collectively, the “New Credit Agreement”) with PNC Bank, National Association (“PNC”), as administrative agent, and the several lenders from time to time party thereto (together with PNC, the “Lenders”) pursuant to which the Borrower (i) borrowed $200,000 under a term loan (the “Term Loan”), and (ii) may borrow up to $100,000 under a revolving credit facility (including up to $15,000 for letters of credit and up to $10,000 for swing line loans) (the “Revolving Loan”). Each of the Term Loan and the Revolving Loan mature on July 23, 2026. Commencing December 31, 2021, the New Term Loan requires scheduled quarterly payments in amounts equal to 1.25% per quarter of the original aggregate principal amount of the Term Loan, with the balance due at maturity. The New Credit Agreement is guaranteed, jointly and severally, by the Guarantors and, subject to certain exceptions, secured by a first-priority security interest in substantially all of the assets of the Borrower and the Guarantors pursuant to a Security and Pledge Agreement (the “Security Agreement”) and a Guaranty and Suretyship Agreement (the “Guaranty Agreement”), each dated as of the Closing Date.

As of September 30, 2021, the Revolving Loan had $25,500 in outstanding borrowings, $2,762 in outstanding letters of credit, and $71,738 of availability.

The Borrower may elect to have the Revolving Loan and Term Loan under the New Credit Agreement bear interest at a base rate or a LIBOR rate, in each case, plus an applicable margin. The applicable margin for these borrowings will range from 0.50% to 1.50% per annum, in the case of base rate borrowings, and 1.50% to 2.50% per annum, in the case of LIBOR borrowings, in each case based upon the level of the Company’s consolidated total net leverage ratio. The New Credit Agreement also requires the Borrower to pay a commitment fee on the unused portion of the loan commitments. Such commitment fee will range between 0.175% and 0.25% per annum, and is also based upon the level of the Company’s consolidated total net leverage ratio. The New Credit Agreement also contains customary representations and warranties, and affirmative and negative covenants, including limitations on additional indebtedness, dividends, and other distributions, entry into new lines of business, use of loan proceeds, capital expenditures, restricted payments, restrictions on liens on the assets of the Borrowers or any Guarantor, transactions with affiliates, amendments to organizational documents, accounting changes, sale and leaseback transactions, dispositions, and mandatory prepayments in connection with certain liquidity events. The New Credit Agreement contains certain restrictive debt covenants, which require us to: (i) maintain a minimum fixed charge coverage ratio of 1.25 to 1.00, starting with the quarter ended December 31, 2021, which is to be determined for each quarter end on a trailing four quarter basis and (ii) maintain a quarterly maximum consolidated total net leverage ratio of 3.75 to 1.00 from the quarter ended December 31, 2021 until the quarter ended September 30, 2022, and thereafter 3.50 to 1.00, which is in each case to be determined on a trailing four quarter basis; provided that under certain circumstances and subject to certain limitations, in the event of a material acquisition, we may temporarily increase the consolidated total net leverage ratio by up to 0.50 to 1.00 for four fiscal quarters following such acquisition. The New Credit Agreement contains customary events of default that include, among others, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, failure to make payment on, or defaults with respect to, certain other material indebtedness, bankruptcy and insolvency events, material judgments and change of control provisions. Upon the occurrence of an event of default, and after the expiration of any applicable grace period, payment of any outstanding loans under the New Credit Agreement may be accelerated and the Lenders could foreclose on their security interests in the assets of the Borrowers and the Guarantors.

The Company performed an analysis on a creditor-by-creditor basis for debt modifications and extinguishments to determine the appropriate accounting treatment of associated issuance costs. In connection with the refinancing, the Company recorded a loss on debt extinguishment of $15,155 related to early extinguishments fees and the write-off of unamortized debt discount and debt issuance costs.

In connection with the New Credit Agreement, the Company paid financing costs totaling $4,095, of which $2,730 related to the Term Loan and $1,365 related to the Revolving Loan. Total financing costs include debt issuance costs of $1,897. Costs incurred in connection with the Term Loan were deferred and recorded as an offset to long-term debt. Costs incurred in connection with the Revolving Loan were deferred and recorded to other assets. All deferred debt costs are amortized to interest expense over the term of the loan using the effective interest method.

Canadian Credit Facility

On October 14, 2021, Med-Eng Holdings ULC and Pacific Safety Products Inc., the Company’s Canadian subsidiaries, as borrowers (the “Canadian Borrowers”), and Safariland, LLC, as guarantor (the “Canadian Guarantor”), closed on a line of credit pursuant to a Loan Agreement (the “Canadian Loan Agreement”) and a Revolving Line of Credit Note (the “Note”) with PNC Bank Canada Branch (“PNC Canada”), as lender pursuant to which the Canadian Borrowers may borrow up to CDN$10,000 under a revolving line of credit (including up to $3,000 for letters of credit) (the “Revolving Canadian Loan”). The Revolving Canadian Loan matures on July 23, 2026. The Canadian Loan Agreement is guaranteed by Safariland, LLC pursuant to a Guaranty and Suretyship Agreement (the “Canadian Guaranty Agreement”).

The Canadian Borrowers may elect to have borrowings either in United States dollars or Canadian dollars under the Canadian Loan Agreement, which will bear interest at a base rate or a LIBOR rate, in each case, plus an applicable margin, in the case of borrowings in United States dollars, or at a Canadian Prime Rate (as announced from time to time by PNC Canada) or a Canadian deposit offered rate (“CDOR”) as determined from time to time by PNC Canada in accordance with the Canadian Loan Agreement. The applicable margin for these borrowings will range from 0.50% to 1.50% per annum, in the case of base rate borrowings and Canadian Prime Rate borrowings, and 1.50% to 2.50% per annum, in the case of LIBOR borrowings and CDOR borrowings. The Canadian Loan Agreement also requires the Canadian Borrowers to pay (i) an unused line fee on the unused portion of the loan commitments in an amount ranging between 0.175% and 0.25% per annum, based upon the level of the Company’s consolidated total net leverage ratio, and (ii) an upfront fee equal to 0.25% of the principal amount of the Note.

The Canadian Loan Agreement also contains customary representations and warranties, and affirmative and negative covenants, including, among others, limitations on additional indebtedness, entry into new lines of business, entry into guarantee agreements, making of any loans or advances to, or investments in, any other person, restrictions on liens on the assets of the Canadian Borrowers and mergers, transfers of assets and acquisitions. The Canadian Loan Agreement and Note also contain customary events of default that include, among others, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, failure to make payment on, or defaults with respect to, certain other material indebtedness, bankruptcy and insolvency events, material judgments and change of control provisions.

Upon the occurrence of an event of default, and after the expiration of any applicable grace period, payment of any outstanding loans under the Canadian Loan Agreement may be accelerated.

Interest Rate Swaps

In September 2021, we entered into an interest rate swap agreement to hedge forecasted monthly interest rate payments on our floating rate debt. As of September 30, 2021, we had the following interest rate swap agreement (the “Swap Agreement”):

Effective date	Notional amount	Fixed rate
September 30, 2021 through July 23, 2026	$100,000	0.875%

Under the terms of the Swap Agreement, we receive payments based on the 1-month LIBOR (approximately 0.09% as of September 30, 2021).

During the nine months ended September 30, 2021, there were no interest rate swap agreements that expired.

We entered into the Swap Agreement to convert a portion of the interest rate exposure on our floating rate debt from variable to fixed. We designated this Swap Agreement as a cash flow hedge. A portion of the amount included in accumulated other comprehensive loss is reclassified into interest expense, net as a yield adjustment as interest is either paid or received on the hedged debt. The fair value of our Swap Agreement is based upon Level 2 inputs. We have considered our own credit risk and the credit risk of the counterparties when determining the fair value of our Swap Agreement.

It is our policy to execute such instruments with creditworthy banks and not to enter into derivative financial instruments for speculative purposes. We believe our interest rate swap counterparty will be able to fulfill their obligations under our agreement, and we believe we will have debt outstanding through the expiration date of the swap such that the occurrence of future cash flow hedges remains probable.

The estimated fair value of our Swap Agreement in the consolidated balance sheets was as follows:

Balance sheet account	September 30, 2021	December 31, 2020
Other assets	$829	$—
Accrued liabilities	$709	$—

A cumulative gain of $90 net of tax is reflected in accumulated other comprehensive loss as of September 30, 2021.

The amount of gain recognized in other comprehensive loss for the nine months ended September 30, 2021 was $90 net of tax. There were no amounts reclassified from accumulated comprehensive loss into earnings for the nine months ended September 30, 2021.

As of September 30, 2021, approximately $710 is expected to be reclassified from accumulated other comprehensive loss into interest expense over the next 12 months.

11.    DEBT

The Company’s debt is as follows:

	December 31,
	2020	2019
Short-term debt:
Insurance premium financing	$1,225	$1,389
Current portion of term loan	2,251	2,920
Current portion of other	20	19
	$3,496	$4,328
Long-term debt:
Revolving credit facility	$—	$2,159
Term loan	222,187	273,254
Other	128	145
	$222,315	$275,558
Unamortized debt discount and debt issuance costs	(13,005)	(5,245)
Total long-term debt, net	$209,310	$270,313

Revolving Credit Facility

Prior to 2019, the Company executed a Revolving Credit Agreement, as amended and restated (“Credit Facility Agreement”), with Bank of America, N.A., as agent and sole lender, that provides total committed capital of $50,000 in the form of a revolving credit facility (the “Revolving Credit Facility”), which is allocated into US and Canadian categories of $45,000 and $5,000 respectively.

In June 2019, the Company entered into an amendment to the Credit Facility Agreement. This amendment gave consent to the Mustang sale transaction and released Mustang from its obligations under the Credit Facility Agreement.

In November 2020, the Company entered into an amendment to the Credit Facility Agreement, which gave consent to the Term Loan debt refinancing and extended the terms of the Credit Facility Agreement to November 2025.

The Revolving Credit Facility is collateralized by the Company’s and subsidiaries’ property, including but not limited to accounts receivable, inventory and real estate. The Revolving Credit Facility classifies eligible accounts receivable and inventory into three groups: United States inventory and accounts receivable denominated in U.S. dollars; Canadian inventory and accounts receivable denominated in U.S. dollars; and Canadian inventory and accounts receivable denominated in Canadian dollars.

The Revolving Credit Facility bears interest at a base rate (“Base Rate”) plus an applicable margin as determined by average availability or 30, 60, or 90 day London Interbank Offered Rate (“LIBOR”) plus an applicable margin as determined by average availability. The Base Rate is calculated as, for any day, a per annum rate equal to the greater of the Prime Rate for such day or the Federal Funds Rate for such day plus 0.50%. Interest is payable monthly, and all outstanding interest and principal is due at the maturity date.

Availability to borrow under the Revolving Credit Facility is calculated by applying a borrowing advance rate to eligible accounts receivable and inventory, which is reported to the bank in the form of a borrowing base certificate (“Borrowing Base”). In addition to interest paid on outstanding borrowings, the Revolving Credit Facility is also subject to an unused commitment fee, which is paid monthly.

The Revolving Credit Facility contains various affirmative, negative and financial covenants which the Company considers to be customary for such borrowings and requires the Company and its subsidiaries to maintain a minimum fixed charge coverage ratio includes certain limitations on cross-border intercompany transactions. Failure to meet one or more of these covenants would result in an event of default, and if uncured, could eliminate the Company’s ability to borrow and result in acceleration of principal repayment on any amounts outstanding.

Under the terms of the Revolving Credit Facility, the Company is required to provide audited financial statements to its lenders and agents no later than 90 days following the close of each fiscal year. For the fiscal year ended December 31, 2019, the Company requested, and its lenders and agents consented to, a 30 day extension of this deadline. The Company was in compliance with all financial covenants during 2020 and 2019.

As of December 31, 2020 and 2019, the Company had outstanding borrowings under the Revolving Credit Facility of $0 and $2,159, that bore interest at a U.S. all-in rate (U.S. Base Rate plus applicable margin) of 3.5% and 5.0% and a Canadian all-in rate (Canadian Base Rate plus applicable margin) of 3.7% and 5.2%, respectively. As of December 31, 2020 and 2019, availability, less outstanding letters of credit, was $41,299 and $40,387, respectively. The Company had outstanding letters of credit of $2,713 and $2,453 on December 31, 2020 and 2019, respectively.

Term Loan

Prior to 2019, the Company executed a $279,000 Term Loan and Security Agreement, as amended and restated (the “Original Term Loan Agreement”), with certain financial institutions as lenders and Virtus Group, L.P. as agent. The Original Term Loan (the “Original Term Loan”) was issued with a debt discount of $4,185 with a maturity date of November 18, 2023.

The Original Term Loan bears interest at an applicable rate of LIBOR Rate plus 7.25% or Base Rate plus 6.25%. For applicable rate determination, LIBOR is the higher of 1.00% and the LIBOR for a term equivalent to such period. The Original Term Loan is collateralized by all property including but not limited to accounts receivable, inventory, fixed assets and real estate with seniority in the Company’s fixed assets and real estate. The Original Loan may be prepaid or terminated after one year at the Company’s option with the payment of a prepayment penalty of 2% of the outstanding principal balance in year one, 1% of the outstanding principal balance in year two, and none in year three and thereafter. The Original Term Loan requires quarterly outstanding principal payments of $730 through September 30, 2023. Any outstanding principal balance together with any accrued but unpaid interest or fees will be due in full at maturity.

In June 2019, the Company entered into an amendment to the Original Term Loan Agreement. This amendment gave consent to the Mustang sale transaction and released Mustang from its obligations under the Original Term Loan Agreement.

On February 11, 2020, the Original Term Loan was assigned to a new group of financial institutions. This transaction did not result in any changes or amendments to the terms, provisions, or balances of the Original Term Loan, as disclosed above.

On November 17, 2020, the Company settled the Original Term Loan and executed a $225,000 Term Loan and Security Agreement (the “Term Loan Agreement”) with certain financial institutions as lenders and an agent. The Term Loan (the “Term Loan”) was issued with a debt discount of $10,126 comprised of $5,063 in original issuance discount and $5,063 of fees paid to the lender, and a maturity date of May 17, 2026. In connection with the execution of the Term Loan Agreement, Kanders & Company, Inc., a company controlled by Warren Kanders, our Chairman of the Board, received compensation from Cadre of $1,000, which is included in related party expense in the Company’s consolidated statements of operations and comprehensive income (loss).

In conjunction with the settlement of the Original Term Loan and the execution of the Term Loan Agreement, the Company performed a restructuring analysis under ASC 470, Debt, to determine the appropriate accounting treatment of certain costs. Based on this analysis, the Company recorded a loss on debt extinguishment of $200 related to the write-off of unamortized debt discount and debt issuance costs and capitalized additional debt discount of $10,126.

The Term Loan includes a feature for delayed draws up to $30,000 (the “Delayed Draw Maximum Amount”) to consummate permitted acquisitions under the Term Loan Agreement with such feature terminated on November 17, 2021 (the “Delayed Draw Termination Date”). Any delayed draw amounts will have an accompanying fee of 1%. Effective upon the earlier to occur of the Delayed Draw Maximum Amount being completely drawn or the Delayed Draw Termination Date, the Term Loan Agreement permits the Company to request up to $40,000, plus the unused portion (up to $20,000) of the Delayed Draw Maximum Amount, if any remains as of the Delayed Draw Termination Date, in incremental increases, provided certain conditions, including meeting a leverage ratio test, are met and at a minimum of $1,000 and integral multiples of $100 in excess thereof. There have been no delayed draws under the Term Loan Agreement as of December 31, 2020.

The Term Loan Agreement bears interest at an applicable rate of LIBOR rate plus 6.50% or Base Rate plus 5.50% if the Company reports a Leverage Ratio of less than or equal to 5.00 to 1.00 or a rate of LIBOR rate plus 7.00% or Base Rate plus 6.00% if the Company reports a Leverage Ratio greater than 5.00 to 1.00. For applicable rate determination, LIBOR is the higher of 1.00% or the LIBOR for a term equivalent to such period. The Term Loan is collateralized by all property including but not limited to accounts receivable, inventory, fixed assets and real estate with seniority in the Company’s fixed assets and real estate. The Term Loan may be prepaid up to $10,000 with no prepayment premium in year one, with additional prepayments accompanied by a 2% prepayment premium, and $10,000 with no prepayment premium in year two, with additional prepayments accompanied by a 1% prepayment premium, with no prepayment premium thereafter. The Term Loan Agreement requires quarterly outstanding principal payments of $563 through March 31, 2026 plus 0.25% of the original principal amount of any Delayed Draw Loans outstanding on such date. Any outstanding principal balance together with any accrued but unpaid interest or fees will be due in full at maturity.

The Term Loan Agreements contain certain restrictive debt covenants that require the Company and its subsidiaries to: (i) maintain a minimum fixed charge coverage ratio and (ii) maintain a quarterly maximum leverage ratio. In addition, the Term Loan Agreements contain covenants restricting the Company and its subsidiaries from engaging in acquisitions other than acquisitions permitted by the Term Loan Agreements. The Term Loan Agreements contain customary events of default (with grace periods where customary), including, among other things, failure to pay any principal or interest when due; any materially false or misleading representation, warranty, or financial statement; failure to comply with or to perform any provision of the Term Loan Agreements; and default on any debt or agreement in excess of certain amounts.

The Credit Facility Agreement and the Term Loan Agreements have a cross-default clause whereby a violation of one may constitute a violation in the other causing an acceleration of payments.

Additionally, under the terms of the Term Loan Agreements, the Company is required to provide audited financial statements to its lenders and agents no later than 90 days following the close of each fiscal year. For the fiscal year ended December 31, 2019, the

Company requested, and its lenders and agents consented to, a 30-day extension of this deadline. The Company was in compliance with all financial covenants during 2020 and 2019.

As of December 31, 2020 and 2019, the Term Loan’s outstanding principal balance was $224,438 and $276,174 and bore interest at 7.50% and 9%, respectively.

As of December 31, 2020 and 2019, the Company had an unamortized debt discount of $11,906 and $3,387 and unamortized debt issuance costs of $1,099 and $1,858, respectively, included as an offset to debt in the consolidated balance sheets.

Short-Term Debt

In August 2019, the Company entered into a short-term loan facility (the “2019 Short-Term Loan”) for insurance premium financing with Imperial PFS for $2,754 with a maturity date of June 27, 2020. The loan had a fixed annual interest rate of 4.29% on the outstanding balance and required monthly payments of principal and interest of $281. We repaid the outstanding balance on the date of maturity.

In August 2020, the Company entered into a short-term loan facility (the “2020 Short-Term Loan”) for insurance premium with Aon Premium Finance for $2,733 with a maturity date of April 27, 2021. The loan has a fixed annual interest rate of 4.25% on the outstanding balance and required monthly payments of principal and interest of $309. As of December 31, 2020, $1,225 was outstanding.

The following summarizes the aggregate principal payments of our long-term debt, excluding debt discount and debt issuance costs as of December 31, 2020:

2021	$2,271
2022	2,272
2023	2,272
2024	2,272
2025	2,273
Thereafter	213,226
Total principal payments	$224,586